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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  JUNE 10, 2003
                                  -------------
                Date of Report (Date of earliest event reported)


                       PARAGON POLARIS STRATEGIES.COM INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)



           NEVADA                     000-33163           76-0609444
           ------                     ---------           ----------
     (State or other jurisdiction (Commission File       (IRS Employer
     of incorporation)               Number)          Identification No.)




Suite 1700, 1111 West Georgia Street
Vancouver,  British  Columbia,  Canada          V6E  4M3
--------------------------------------          --------
(Address of principal executive offices)        (Zip Code)



                                  604-681-1754
                                  ------------
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



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ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT


Paragon Polaris Strategies.com Inc. (the "Company") has dismissed Janet Loss, C.P.A., P.C. (the "Former Accountant") as principal independent accountant of the Company effective June 10, 2003. The Company has engaged Dohan & Company, Certified Public Accountants, as its principal independent accountant effective June 10, 2003. The decision to change principal independent accountants has been approved by the Company's board of directors.

The Former Accountant's report dated March 28, 2003 on the Company's balance sheets as at December 31, 2002 and 2001, and statements of operations, cash flows and stockholders' deficit for the periods ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the two periods ended December 31, 2002 and 2001, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in its report on the financial statements for such year. The Former Accountant did not advise the Company with respect to any of the matters described in paragraphs
(a)(1)(iv)(B)(1)  through  (3)  of  Item  304  of  Regulation  S-B.

The Company has provided the Former Accountant with a copy of the foregoing disclosures and has requested in writing that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Company has received the requested letter from the Former Accountant and a copy of the letter has been filed as an exhibit to this report in accordance with Item 601 of Regulation S-K.


ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)     Exhibits.

Exhibit     Description
-------     --------------------------------------------------------------------

16.1        Letter  of  Former  Auditor  dated  June  11,  2003



ITEM  8.     CHANGE  IN  FISCAL  YEAR

The Company announces that the board of directors of the Company has determined to change the fiscal year of the Company from December 31 to June 30, effective immediately. The change of fiscal year constitutes the adoption by the Company of the fiscal year of Icoworks Inc., a Nevada corporation ("Icoworks"), the Company's majority owned operating subsidiary that was acquired in a reverse acquisition transaction on February 20, 2003. Icoworks is treated as the acquirer for accounting purposes in the transaction effective as of May 1, 2002. The Company's next Quarterly Report on Form 10-QSB will include financial statements of the Company on a consolidated basis for the nine months ended March 31, 2003.

                                          2

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     PARAGON  POLARIS  STRATEGIES.COM  INC.

Date:  June  11,  2003
                                     By:
                                         /s/ ROBERT  FOO
                                         ------------------------
                                         ROBERT  FOO
                                         President And Chief Executive Officer